                                                                 EXHIBIT 3.1


                                    RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                               WALBRO CORPORATION

          Walbro Corporation, a corporation duly incorporated on June 9, 1972 and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify

          FIRST: That the Board of Directors of said Corporation adopted a resolution proposing and declaring advisable the following amendments to and restatement of the Certificate of Incorporation of said Corporation

          SECOND: That this Restated Certificate of Incorporation was duly adopted in accordance with the provisions of Sections 242 and 245 of the Delaware General Corporation Law.

                                   ARTICLE I

          The name of the Corporation is Walbro Corporation.

                                   ARTICLE II

          The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, Wilmington County of New Castle. The name of its registered agent is The Corporation Trust Company.

                                  ARTICLE III

          The nature of the business to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

                                   ARTICLE IV

          SECTION 4.1. Authorized Capital Stock. The amount of the total authorized capital stock of the Corporation is 8,500,000 shares which are divided into two classes as follows 1,000,000 shares of Preferred Stock having a par value of $1.00 per share, and 7,500,000 shares of Common Stock having a par value of $0.50 per share.

          SECTION 4.2. Stock Split. Effective at the close of business on the date this Restated Certificate of Incorporation becomes effective and without further action on the part of the Corporation or the holders of its stock, the shares of Common Stock, $1.00 par value, of the Corporation outstanding or held in the treasury on May 16, 1985 shall be split and changed and converted on the basis of two (2) shares with par value of $.50 per shares for every one (1) share with par value of $1.00 per share, Effective at the close of business on such date, each certificate representing the shares of Common Stock outstanding or held in the treasury on May 16, 1985 shall continue to represent the same number of shares of Common Stock, and as promptly as practicable thereafter the Corporation shall issue and cause to be delivered to each holder of record of shares of Common Stock at the close of business on May 16, 1985 an additional certificate or certificates representing one additional share of Common Stock for each one (1) share of Common Stock held on said date.

          SECTION 4.3. Designations, Voting Powers and Other Special Rights. The designations voting powers, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions of the above classes of stock are as follows:

          4.3.1 Preferred Stock. The Board of Directors is expressly authorized from time to time, (a) to fix the number of shares of one or more series of Preferred Stock; (b) to determine the designation of any such series, (c) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any holly unissued series of Preferred Stock; and (d) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.

          4.3.2  Common Stock.

               (a) Subject to the preferential rights of the Preferred Stock, the holders of the Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

               (b) In the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, after distribution in full of the preferential amount to be distributed to the holders of shares of the Preferred Stock, holders of the Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of Common Stock held by them respectively. A consolidation, merger or reorganization of the Corporation with any other corporation or corporations, or a sale of all or substantially all of the assets of the Corporation, shall not be considered a dissolution, liquidation or winding up of the Corporation within the meaning of these provisions.

               (c) Except as may be otherwise required by law or this Amended and Restated Certificate of Incorporation, each share of Common Stock shall entitle the holder to one vote in respect of each matter voted upon by the stockholders.

                                   ARTICLE V

     Any and all right, title, interest and claim in or to any dividends declared by the corporation, whether in cash, stock, or otherwise, which are unclaimed by the stockholder entitled thereto for a period of six years after the close of business on the payment date, shall be and is deemed to be extinguished and abandoned, and such unclaimed dividends in the possession of the Corporation, its transfer agents or other agents or depositories shall at such time become the absolute property of the Corporation, free and clear of any and all claims of any persons whatsoever.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

          SECTION 6.1. Number. The number of directors which shall constitute the whole Board shall be as fixed from time to time by vote of a majority of the whole Board; provided, however, that the number of directors shall not be less than three (3) nor more than fifteen (15). Hereafter, the number of directors constituting the whole Board shall be eight (8) until otherwise fixed by a majority of the whole Board in accordance with the preceding sentence.

          SECTION 6.2. Classification, Election and Term of Office. The Board of Directors shall be divided into three classes, designated Class I, Class II and Class III, as nearly equal in number as the then total number of directors constituting the whole Board permits, with the term of office of one class expiring each year. In accordance with Article III section 1 of the Corporation's By-Laws in effect as of April 29, 1985, the term of office of the Class I directors shall expire at the annual meeting of stockholders in 1985 and their successors shall be elected in accordance with said By-Laws. Thereafter, the provisions of section 2 of this Article VI shall govern so that at the annual meeting of stockholders in 1986, the term of office of the Class II directors shall expire, at the annual meeting of stockholders in 1987, the term of office of the Class III directors shall expire, and at the annual meeting of stockholders in 1988, the term of office of the Class I directors shall expire. At each annual meeting of the stockholders of the Corporation, the successors of the class of directors whose terms expires at that meeting shall be elected to hold office for a term expiring at the third succeeding annual meeting.

          SECTION 6.3. Removal. Any director may be removed from office only for cause and by the affirmative vote of the holders of shares having at least 66 2/3% of the voting power of the then outstanding shares of stock entitled to vote generally in the election of directors.

                                  ARTICLE VII

                              STOCKHOLDERS ACTION

          Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of such holders unless a consent in writing setting forth the action so taken as signed by all the stockholders of the Corporation entitled to vote thereof.

                                  ARTICLE VIII

                         CERTAIN BUSINESS COMBINATIONS

          SECTION 8.1.  Vote Required for Certain Business Combinations.

          8.1.1 Higher Vote for Certain Business Combinations. In addition to any affirmative vote required by law or this Amended and Restated Certificate of Incorporation, and except as otherwise expressly provided in
     Section 8.2 of this Article VIII.

               (a) any merger or consolidation of the Corporation or any Subsidiary (as hereinafter defined) with or into (1) any Interested Stockholder (as hereinafter defined) or (2) any other corporation (whether or not itself an Interested Stockholder) which is, or after such merger or consolidation would be, an Affiliate (as hereinafter defined) of an Interested Stockholder, or

               (b) any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of transactions) to or with any Interested Stockholder or any Affiliate of any Interested Stockholder of all or any Substantial Part (as hereinafter defined) of the assets of the Corporation or any Subsidiary of the Corporation, or

               (c) the adoption of any plan or proposal for the liquidation or dissolution of the Corporation proposed by, on behalf of, or for the benefit of an Interested Stockholder or any Affiliate of any Interested Stockholder; or

               (d) any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger or consolidation of the Corporation with any of its Subsidiaries or any other transaction (whether or not with or into or otherwise involving an Interested Stockholder) which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class of equity security of the Corporation or any Subsidiary which is directly or indirectly owned by any Interested Stockholder or any Affiliate of any Interested Stockholder.

shall require the affirmative vote of the holders of at least 66 2/3% of the voting power of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the "Voting Stock") it being understood that for purposes of this Article VIII each share of the Voting Stock shall have the number of votes granted to it pursuant to Article IV of this Amended and Restated Certificate of Incorporation). Such affirmative vote shall be required notwithstanding the fact that no vote may be required or that a lesser percentage may be specified, by law or in any agreement with any national securities exchange or otherwise.

          8.1.2 Definition of "Business Combination". The term "Business Combination" as used in this Article VIII shall mean any transaction which is released to in any one or more of clauses (a) through (d) of subsection 8.1.1 of this Section 8.1.

          SECTION 8.2.  When Special Vote Requirement.  The provisions of
Section 8.1 of this Article VIII shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote as is required by law, by any agreement with any national securities exchange, andy any other provision of this Amended and Restated Certificate of Incorporation, if all of the conditions specified in either of the following subsections 8.2.1 or 8.22. are met:

          8.2.1 Approval by Disinterested Directors. The Business Combination shall have been approved by a majority of the Disinterested Directors (as hereinafter defined).

          8.2.2 Price and Procedure Requirements. All of the following conditions shall have been met

               (a) The aggregate amount of the cash and the Fair Market Value (as hereinafter defined), as of the date of the consummation of the Business Combination, of consideration other than cash to be received per share by holders of Common Stock (or holders of a particular class or series of capital stock, as the case may be) in such Business Combination shall be at least equal to the highest amount determined under subclauses (1), (2), or (3) below:

                    (1) (if applicable) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by the Interested Stockholders for any shares of Common Stock acquired by it (a) within the two-year period immediately prior to the first public announcement of the proposal of the Business Combination (the "Announcement Date") or
               (b) in the transaction in which it became an Interested Stockholder, whichever is higher;

                    (2) the Fair Market Value per share of Common Stock on the
               Announcement Date or on the date on which the Interested Stockholders became an Interested Stockholder (such latter date is referred to in this Article VIII as the "Determination Date"), whichever is higher, or

                    (3) (if applicable) the price per share equal to the Fair
               Market Value per share of Common Stock determined pursuant to subclause (2) above, multiplied by the ratio of (a) the highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers'
               fees) paid by the Interested Stockholder for any shares of Common Stock acquired by it within the two-year period immediately prior to the Announcement Date to (b) the Fair Market Value per share of Common Stock on the first day in such two-year period on which the Interested Stockholder acquired any shares of Common Stock.

               (b) The consideration to be received by holders of Common Stock (or holders of a particular class or series of capital stock) shall be in cash or in the same form as the Interested Stockholder has previously paid for shares of such class of stock. If the Interested Stockholder has paid for shares of any class of stock with varying forms of consideration, the form of consideration for such class of stock shall be either cash or the form used to acquire the largest number of shares of such class of stock previously acquired by it.
          The price determined in accordance with subsection 8.2.2(a) of this
          Section 8.2 shall be subject to appropriate adjustment in the event of any stock dividend, stock split, combination of shares of similar event.

               SECTION 8.3  Certain Definitions.  For the purposes of this
          Article VIII:

          8.3.1 A "person" shall mean any individual, firm, corporation or other entity.

          8.3.2 "Interested Stockholder" shall mean any person (other than the Corporation or any Subsidiary who or which;

               (a) is the beneficial owner (as hereinafter defined), directly or indirectly, of 15% or more of the voting power of the then outstanding Voting Stock; or

               (b) is an Affiliate of the Corporation and at any time within the two-year period immediately prior to the date in question was the beneficial owner, directly or indirectly, of 15% or more of the voting power of the then outstanding Voting Stock, or

               (c) is an assignee of or has otherwise succeeded to any shares of Voting Stock which were at any time within the two year period immediately prior to the date in question beneficially owned by any Interested Stockholder, if such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

          8.3.3 A person shall be a "beneficial owner" of any Voting Stock

               (a) which such person or any of its Affiliates, (as hereinafter defined) beneficially owns directly or indirectly, or

               (b) which such person or any of its Affiliates or Associates has
          (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or

               (c) which is beneficially owned, directly or indirectly, by any other person with which such persons or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of Voting Stock.

          8.3.4 For the purpose of determining whether a person is an Interested Stockholder pursuant to subsection 8.3.2 of this Section 8.3, the number of shares of Voting Stock deemed to be outstanding shall include shares deemed owned through application of subsection 8.3.3 of this Section 8.3 but shall not include any other shares of Voting Stock which may be issuable pursuant to any agreement arrangement or understanding, or upon exercise of conversion rights, warrants or options, or otherwise.

          8.3.5 "Affiliate" or "Associate" shall have the respective meaning ascribed to such terms in Rule 12b-2 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on April 29, 19985.

          8.3.6 "Subsidiary" means any corporation of which a majority of any class of equity security is owned, directly or indirectly, by the Corporation, provided, however, that for the purposes of the definition of Interested Stockholder set forth in subsection 8.3.2 of this Section 8.3, the term "Subsidiary shall mean only a corporation of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

          8.3.7 "Disinterested Director" means any member of the Board of Directors of the Corporation (the "Board") who is unaffiliated with the Interested Stockholder and was a member of the Board prior to the time that the Interested Stockholder became an Interested Stockholder, and any successor of a Disinterested Director who is unaffiliated with the Interested Stockholder and is recommended to succeed a Disinterested Director by a majority of Disinterested Directors then on the Board.

          8.3.8 "Substantial Part" means 20% or more of the Fair Market Value, as determined by a majority of the Disinterested Directors, of the total consolidated assets of the Corporation and its subsidiaries, taken as a whole as of the end of the Corporation's most recent fiscal year ended prior to the time the determination is being made.

          8.3.9 "Fair Market Value" means (a) in the case of stock, the highest closing sale price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any successor system then in use, or if no such quotations are available, the fair market value on the date in question of a share of such stock as determined by a majority of the Disinterested Directors in good faith; and (b) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined by a majority of the Disinterested Directors in good faith.

          8.3.10 In the event of any Business Combination in which the Corporation survives, the phrase "other consideration to be received" as used in subsection 8.2.2(a) of Section 8.2 of this Article VIII shall include the shares of Common Stock and/or the shares of any other class of outstanding Voting Stock retained by the holders of such shares.

          8.3.11 "Announcement Date" means the date of first public announcement of the proposed Business Combination.

          8.3.12 Determination Date" means the date on which the Interested Stockholder became an Interested stockholder.

          SECTION 8.4 Powers of the Board of Directors. A majority of the Directors of the Corporation shall have the power and duty to determine for the purposes of this Article VIII, on the basis of information known to them after reasonable inquiry, (a) whether a person is an Interested Stockholder (b) the number of shares of Voting Stock beneficially owned by any person, (c) whether a person is an Affiliate or Associate of another, (d) whether the assets which are the subject of any Business Combination constitute all or any Substantial Part of the assets of the Corporation. A majority of the Disinterested Directors of the Corporation shall have the further power to interpret all of the terms and provisions of this Article VIII.

          SECTION 8.5 No Effect on Fiduciary Obligations of Interested Stockholders. Nothing contained in this Article VIII shall be construed to relieve any Interested Stockholder from any fiduciary obligation imposed by law.

                                   ARTICLE IX

          In furtherance and not in limitation of the power conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the By-laws of the Corporation.

                                   ARTICLE X

          A director of the Corporation shall not in the absence of fraud be disqualified by his office from dealing or contracting with the Corporation either as a vendor, purchaser or otherwise, nor in the absence of fraud shall a director of the Corporation be liable to account to the Corporation for any profit realized by him from or through any transaction or contract of the Corporation by reason of the fact that he, or any firm of which he is a member or any corporation of which he is an officer, director or stockholder, was interested in such transaction or contract if such transaction or contract has been authorized, approved or ratified in the manner provided in the General Corporation Law of Delaware for authorization, approval or ratification of transactions or contracts between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest.

                                   ARTICLE XI

          Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as the said court directors. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders, of class of stockholders of the Corporation as the case may be, and also on the Corporation.


                                  ARTICLE XII

          Elections of directors need not be by written ballot unless the By-Laws of the Corporation so provide.

                                  ARTICLE XIII

          The Corporation reserves the right to alter, amend, adopt any provision inconsistent with or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation; provided, however, that notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 662/3% of the voting power of the then outstanding shares of the Corporation shall be required to alter, amend, adopt any provisions inconsistent with or repeal Article VI, VII, VIII, or this sentence of this
Article XIII.

                                  ARTICLE XIV

          The name and mailing address of the incorporator is as follows:


            NAME                           MAILING ADDRESS
     -------------------                   ------------------------
     Lambert E. Althaver                   Walbro Corporation
                                           Cass City, Michigan



          IN WITNESS WHEREOF, I have signed this Certificate of Incorporation this 16th day of May, 1985.



                                       /s/  Lambert E. Althaver
                                       ---------------------------
                                               President


ATTEST:

/s/  Forrest Walpole
-------------------------
     Secretary

                          CERTIFICATE OF AMENDMENT OF
                    RESTATED CERTIFICATE OF INCORPORATION OF
                               WALBRO CORPORATION

     Walbro Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of the Corporation:

     RESOLVED, that Section 4.1 of Article IV of the Restated Certificate of Incorporation of the Corporation be amended, in its entirety, to be and read as follows:

     "Section 4.1 Authorized Capital Stock. The amount of the total authorized capital stock of the Corporation is 16,000,000 shares which are divided into two classes as follows: 1,000,000 shares of Preferred Stock having a par value of $1.00 per share and 15,000,000 shares of Common Stock having a par value of $0.50 per share."

     SECOND: That said amendment was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Walbro Corporation has caused this Certificate to be signed and attested by its duly authorized officers this 11th day of July, 1988.


                                            Walbro Corporation

                                            By   /s/  Lambert E. Althaver
                                                 ------------------------
                                                 Lambert E. Althaver,
                                                 Chairman



ATTEST:



/s/  Forrest Walpole
----------------------------
Forrest Walpole, Secretary

                          CERTIFICATE OF AMENDMENT OF
                    RESTATED CERTIFICATE OF INCORPORATION OF
                               WALBRO CORPORATION

     Walbro Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), DOES HEREBY CERTIFY:

     FIRST: That the Board of Directors of the Corporation adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of the Corporation:

     RESOLVED, that Section 4.1 of Article IV of the Restated Certificate of Incorporation of the Corporation be amended, in its entirety, to be and read as follows:

     "SECTION 4.1 Authorized Capital Stock. The amount of the total authorized capital stock of the Corporation is 26,000,000 shares which are divided into two classes as follows: 1,000,000 shares of Preferred Stock having a par value of $1.00 per share; and 25,000,000 shares of Common Stock having a par value of $0.50 per share."

     SECOND: That said amendment was duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, Walbro Corporation has caused this Certificate to be signed and attested by its duly authorized officers, this 8th day of June, 1995.



                                          Walbro Corporation


                                          By   /s/  Daniel L. Hittler
                                             ----------------------------
                                             Daniel L. Hittler, Secretary

                            CERTIFICATE OF INCREASE
                                       OF
                                NUMBER OF SHARES
                                       OF
                               WALBRO CORPORATION
                                       OF
                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

     WALBRO CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware,

     DOES HEREBY CERTIFY:

     That the Certificate of Incorporation of said corporation was filed in the office of the Secretary of State of Delaware on June 9, 1972 and filed for recording in the office of the Recorder of Deeds for New Castle County, Wilmington, Delaware on June , 1972 and a Certificate of Designations of Series A Junior Participating Preferred Stock was filed in said office of the Secretary of State on December 8, 1988 and filed for recording in the office of the Recorder of Deeds as document number 738343020.

     That the Board of Directors of said corporation at a meeting held on June 25, 1991 duly adopted a resolution authorizing and directing an increase in the number of shares constituting the Series A Junior Participating Preferred Stock of the corporation from 40,878 shares to 80,000 shares, in accordance with the provisions of Section 151 of The General Corporation Law of the State of Delaware. This Certificate of Increase of Number of Shares shall be effective immediately upon its filing date.

     IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed by Gary L. Vollmar, its Vice President and attested by Forrest Walpole, its Secretary this 12th day of August, 1991.



                                         WALBRO CORPORATION


                                         By   /s/  Gary L. Vollmar
                                              -------------------------------
                                              Gary L. Vollmar, Vice President



ATTEST:

By    /s/  Forrest Walpole
      --------------------------
      Forrest Walpole, Secretary

                                      FORM

                                       Of

                          CERTIFICATE OF DESIGNATIONS

                                       Of

                 SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                       Of

                               WALBRO CORPORATION

                        (Pursuant to Section 151 of the
                       Delaware General Corporation Law)

                   __________________________________________

     WALBRO CORPORATION, a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Company"), hereby certifies that the following resolution was adopted by the Board of Directors of the Company as required by Section 151 of the General Corporation Law at a meeting duly called and held on December 6, 1988:

     RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Company (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of the Company and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:

     Series A Junior Participating Preferred Stock:

     Section 1. Designation and Amount. The shares of such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall initially be 40,878. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities or rights issued by the Company convertible into Series A Preferred Stock and further provided that the Board of Directors shall increase the number of shares constituting the Series A Preferred Stock to the extent necessary for the Company to have available sufficient shares of such Series A Preferred Stock available to fulfill all of the Company's obligations to holders of securities and Rights of the Company.

     Section 2. Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.50 per share (the "Common Stock"), of the Company, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends payable when and as dividends are declared on the Company's Common Stock in an amount, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, declared on the Company's Common Stock (except as provided in the next sentence). In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (b) The Company shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock.

     Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

          (A) Each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Company.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and the holders of shares of Common Stock and any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

     Section 4. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

     Section 5. Liquidation, Dissolution or Winding Up. Upon any liquidation, dissolution or winding up of the Company, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an aggregate amount per share, subject to the provisions for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 6. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly provisions for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Company shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

     Section 7. No Redemption. The shares of Series A Preferred Stock shall not be redeemable.

     Section 8. Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Company's Preferred Stock.

     Section 9. Amendment. The Certificate of Incorporation of the Company shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

     IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Company by its Chairman of the Board and attested by its Secretary this 6th day of December, 1988.


                                      /s/  Lambert E. Althaver
                                      ----------------------------
                                      Chairman of the Board



Attest:

/s/  Forrest Walpole
------------------------
Secretary

                          CERTIFICATE OF DESIGNATIONS
                                       OF
                       SERIES A INCREASING RATE PERPETUAL
                     CONVERTIBLE CUMULATIVE PREFERRED STOCK

                                       OR

                               WALBRO CORPORATION

             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware

     Walbro Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Restated Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution creating a series of its Preferred Stock, $1.00 par value per share, designated as Series A Increasing Rate Perpetual Convertible Cumulative Preferred Stock;

     RESOLVED, that a series of the class of authorized Preferred Stock, $1.00 par value per share, of the Corporation (the "Preferred Stock") be hereby created, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

     Section 1. Designation and Amount. The shares of such series shall be designated as the "Series A Increasing Rate Perpetual Convertible Cumulative Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting such series shall be 350,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series A Preferred Stock.

     Section 2. Dividends and Distributions.

          (a) The holders of shares of Series A Preferred Stock, in preference to the holders of shares of the Common Stock, $0.50 par value per share (the "Common Stock"), of the Corporation and of any other capital stock of the Corporation ranking junior to the Series A Preferred Stock as to payment of dividends, shall be entitled to receive, when and as declared by the Board of Directors in accordance with the Delaware General Corporation Law, out of funds legally available for the payment of dividends, cumulative cash dividends at the annual rate set forth below, and no more, payable in quarterly payments on September 30, December 31, March 31 and June 30 in each year (each such date being referred to herein as a "Dividend Payment Date"), commencing on the first Dividend Payment Date which is at least 10 days after the date of original issue of the Series A Preferred Stock. The annual dividend rate on the Series A Preferred Stock shall be equal to the Base Rate (as defined below), plus the applicable Margin (as defined below), if any; provided, however that in no event shall the annual dividend rate to be utilized in determining any dividend payable on any Dividend

     Payment Date exceed 15%; provided, further that the first dividend payment shall be reduced by an amount equal to $25,000.

          (b) For purposes of paragraph (a) of this Section 2, the following terms shall have the respective meanings assigned to them herein. "Margin" shall be (i) 0% through and until March 31, 1988; (ii) 3% on and after April 1, 1988 and through and until June 30, 1988; (iii) 6% on and after July 1, 1988 and through and until September 30, 1988; (iv) 9% on and after October 1, 1988 and through and until December 31, 1988; (v) 12% on or after January 1, 1989 and through and until March 31, 1989; and (vi) 15% on or after April 1, 1989. A "Determining Bank" shall mean any of Manufacturers Hanover Trust Company, Citibank, N.A., Morgan Guaranty Trust Company of New York, Chemical Bank and The Chase Manhattan Bank, N.A. "Prime Rate" shall mean the respective prime rate quoted by any Determining Bank. The "Average Prime Rate" for any Determining Bank shall be a fraction, the numerator of which is the sum of the Prime Rates in effect at the close of business on each Business Day in the three-month period in question (as provided below) and the denominator of which is the number of Business Days in such period; provided, however, that for purposes of determining the amount of accrued dividends on the Series A Preferred Stock as of any date, the period for determining the Average Prime Rate shall end on the date of determination. The "Base Rate" for the immediately preceding three-month period shall be determined on each September 29, December 30, March 30 and June 29, commencing on December 30, 1987, and shall be equal to the highest Average Prime Rate of any of the Determining Banks for the immediately preceding three-month period.

          (c) Dividends payable pursuant to paragraph (a) of this Section 2 shall begin to accrue on a daily basis and be cumulative from the date of original issue of the Series A Preferred Stock. The amount of dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     Section 3. Voting Rights. In addition to any voting rights provided elsewhere herein and in the Corporation's Restated Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series A Preferred Stock shall have the following voting rights:

          (a) Each share of Series A Preferred Stock shall initially be entitled to 3.076923 votes, subject to adjustment in the manner set forth in clauses
     (i), (ii) and (iii) of paragraph (b) of Section 8; provided, however, that the right to exercise any vote pursuant to this paragraph (a) shall be subject to satisfaction of any applicable waiting period with respect to any acquisition of shares of Series A Preferred Stock under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including any extensions thereof. Except as otherwise provided herein, by the Certificate of Incorporation, or by law, the shares of Series A Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (b) So long as any shares of Series A Preferred Stock shall be outstanding and unless the approval of a greater number of shares shall then be required by law, without first obtaining the approval of the holders of at least two-thirds of the number of then-outstanding shares of Series A Preferred Stock, voting as a single class, given in person or by proxy at a meeting at which the holders of such shares shall be entitled to vote separately as a class, the Corporation shall not: (i) authorize or issue shares of any class or series of stock having any preference or priority as to dividends or upon liquidation ("Senior Stock") over or on a parity with the Series A Preferred Stock; (ii) reclassify any shares of stock of the Corporation into shares of Senior Stock; (iii) authorize or issue any security exchangeable for, convertible into, or evidencing the right to purchase any shares of Senior Stock; or (iv) amend, alter or repeal the Certificate of Incorporation to alter or change the preferences, rights or powers of the Series A Preferred Stock so as to affect the Series A Preferred Stock adversely.

          (c) If (i) on any Dividend Payment Date for the Series A Preferred Stock the dividends accrued pursuant to Section 2 hereof, for any two quarterly periods shall not have been paid in full or (ii) at any time during which General Electric Credit Corporation ("GECC") shall hold at least 50,000 shares of Series A Preferred Stock the Company shall violate in any material respect any provision of Section 5 of the Stock Purchase Agreement dated as of September 29, 1987, by and between GECC and the Company (the "Purchase Agreement"), the holders of shares of Series A Preferred Stock shall have the right, voting together as a single class, to elect two directors; provided, however, that if at the time such right to elect two directors shall occur there shall be more than two members of the Board of Directors who are then, or who have within the past five years been, either officers or full-time employees of the Corporation (other than any such Directors elected by the holders of the Series A Preferred Stock pursuant to this subsection) (an "Officer-Director"), then the holders of shares of Series A Preferred Stock shall have the right, voting together as a single class, to elect such number of directors as is equal to the number of Directors of the Corporation who are then Officer-Directors (an "adjusted number" of Directors). Such right to vote for the election of such directors may be exercised at any annual meeting or at any special meeting called for such purpose as hereinafter provided or at any adjournment thereof by the holders of a majority of all of the outstanding shares of Series A Preferred Stock, until such time as all dividends in arrears on the outstanding shares of Series A Preferred Stock shall have been paid in full (or such dividends shall have been declared and funds sufficient therefor set apart for payment) or any violation of any provision of Section 5 of the Purchase Agreement shall have been cured, as the case may be, at which time the term of officer of the directors so elected shall terminate automatically. So long as such right to vote continues, the Secretary of the Corporation may call, and upon the written request of the holders of record of a majority of the outstanding shares of Series A Preferred Stock addressed to him at the principal office of the Corporation shall call, a special meeting of the holders of such shares for the election of such directors as provided herein. Such meeting shall be held within 30 days after delivery of such request to the Secretary, at the place and upon the notice provided by law and in the By-laws for the holding of meetings of stockholders; provided, however, that no such special meeting or adjournment thereof shall be held on a date less than 30 days before an annual meeting of stockholders or any special meeting in lieu thereof. If at any such annual or special meeting or any adjournment thereof the holders of a majority of all of the then outstanding shares of Series A Preferred Stock entitled to vote in such election shall be present or represented by proxy, then the authorized number of directors shall be increased by two (or such adjusted number), and the holders of the Series A Preferred Stock shall be entitled to elect such additional directors. Directors so elected shall serve until the next annual meeting or until their successors shall be elected and shall qualify, unless the term of office of the persons so elected as directors shall have terminated under the circumstances set forth in the second sentence of this paragraph (c). In case of any vacancy occurring among the directors elected by the holders of the Series A Preferred Stock as a class, the remaining directors who shall have been so elected may appoint a successor to hold office for the unexpired term of the directors whose places shall be vacant. If all of the directors so elected by the holders of the Series A Preferred Stock, voting as a class shall cease to serve as directors before their terms shall expire, the holders of the Series A Preferred Stock then outstanding and entitled to vote for such directors may at a special meeting of such holders called as provided above, elect successors to hold office for the unexpired terms of the directors whose places shall be vacant.

          (d) Except as provided herein (including without limitation the right to vote with the Common Stock on all matters submitted to a vote of stockholders of the Corporation as set forth in paragraph (a) of this
     Section 3), in the Certificate of Incorporation or as required by law, the holders of shares of Series A Preferred Stock shall have no voting rights and their consent shall not be required for the taking of any corporate action.

     Section 4. Certain Restrictions.

          (a) Whenever dividends payable on shares of Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series A Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Corporation shall not have redeemed shares of Series A Preferred Stock at a Time required by paragraphs (b), (c), (d) or (e) of Section 5 hereof, thereafter and until all mandatory redemption obligations which have come due shall have been satisfied in full or all necessary funds have been set apart for payment, the Corporation shall not: (i) declare or pay dividends, or make any other distributions, on any shares of Common Stock or other capital stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock ("Junior Stock"); or (ii) declare of pay dividends, or make any other distributions, on any shares of capital stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock ("Parity Stock"), except dividends paid ratably on the

     Series A Preferred Stock and all Parity Stock on which dividends are payable or in arrears, in proportion to the total amounts to which the holders of all such shares are then entitled.

          (b) Whenever dividends payable on shares of Series A Preferred Stock as provided in Section 2 hereof are in arrears, thereafter and until all accrued and unpaid dividends, whether or not declared, on the outstanding shares of Series A Preferred Stock shall have been paid in full or declared and set apart for payment, or whenever the Corporation shall not have redeemed shares of Series A Preferred Stock at a time required by paragraphs (b), (c), (d) or (e) of Section 5 hereof, thereafter and until all mandatory redemption obligations which have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not: (i) redeem or purchase or otherwise acquire for consideration any shares of Junior Stock or Parity Stock; or (ii) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock; provided, that the Corporation may redeem shares of Series A Preferred Stock pursuant to paragraphs (b) and (c) of Section 5 hereof and repurchase shares of Series A Preferred Stock when and as required by the Purchase Agreement.

          (c) The Corporation shall not permit any Subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to paragraph (b) of this Section 4, purchase such shares at such time and in such manner.

     Section 5. Redemption.

          (a) Subject to Section 4 hereof, the Corporation shall have the right, at its sole option and election, upon giving notice as provided in paragraph (g) of this Section 5, to redeem shares of Series A Preferred Stock, in whole or in part, in integral multiples of $1,000,000, at any time and from time to time at a redemption price of $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption, provided, however, that if at any time there shall be outstanding Series A Preferred Stock having an aggregate liquidation value of $5,000,000 or less, the Corporation shall have the right, at its sole option and election upon giving notice as provided in paragraph (g) of this Section 5, to redeem only all of the shares of Series A Preferred Stock then outstanding.

          (b) Subject to applicable law, if at any time after the date of the original issue of the Series A Preferred Stock the Corporation shall merge, consolidate or otherwise combine with or into any other person (other than a merger, consolidation or combination in which the Corporation is the continuing or surviving corporation and the Common Stock remains outstanding and is not changed into or exchanged for stock or other property of any other Person or the Corporation), or sell, lease, transfer or convey all or substantially all of the assets, property or business of the Corporation to, any other entity, except a wholly owned subsidiary of the Corporation (a "Reorganization"), then upon the consummation of such a Reorganization, each holder of the Series A Preferred Stock shall have the right, at its sole option and election, subject to applicable law, upon notice duly given in accordance with paragraph (h) of this Section 5, to cause the

     Corporation to redeem, in whole or in part, shares of Series A Preferred Stock held by such holder, at a redemption price of $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption.

          (c) Subject to applicable law, if at any time after the date of the original issue of the Series A Preferred Stock and prior to September 30, 1988 (i) any Person (other than any Persons who are parties to the Stockholders' Agreement (as defined in paragraph (e) of this Section 5)) shall acquire Beneficial Ownership of 66-2/3% or more of the then outstanding Common Stock or (ii) individuals who constitute more than a majority of the members of the Board of Directors on September 29, 1987 shall resign from the Board of Directors (other than as a result of retirement, death, disability or illness), the each holder of the Series A Preferred Stock shall have the right, subject to applicable law, at its sole option and election, upon notice duly given in accordance with paragraph (h) of this Section 5, to cause the Corporation to redeem, in whole or in part, all shares of Series A Preferred Stock held by such holder, at a redemption price equal to $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption.

          (d) Subject to applicable law, if at any time after September 30, 1988, any Person (other than any Persons who are parties to the Stockholders' Agreement) shall acquire Beneficial Ownership of 50.1% or more of the then outstanding Common Stock, then each holder of the Series A Preferred Stock shall have the right, subject to applicable law, at its sole option and election, upon notice duly given in accordance with paragraph (h) of this Section 5, to cause the Corporation to redeem, in whole or in part, all shares of Series A Preferred Stock held by such holder, at a redemption price equal to $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption.

          (e) Subject to applicable law, if at any time after the date of original issue of the Series A Preferred Stock, the Agreement Among Shareholders of the Corporation dated as of September 29, 1987 (the "Stockholders' Agreement"), shall be amended to provide that Persons who are parties thereto may sell shares of Common Stock which would constitute in the aggregate more than 10% of the shares of Common Stock outstanding on September 29, 1987, then each holder of the Series A Preferred Stock shall have the right, subject to applicable law, at its sole option and election, upon notice duly given in accordance with paragraph (b) of this Section 5, to cause the Corporation to redeem, in whole or in part, all shares of Series A Preferred Stock held by such holder, at a redemption price equal to $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of redemption.

          (f) Subject to paragraph (a) of this Section 5, if less than all shares of Series A Preferred Stock at the time outstanding are to be redeemed at the option and election of the Corporation, the shares to be redeemed shall be selected pro rata or by lot, in such manner as may be prescribed by the Board of Directors.

          (g) Notice of (i) any redemption of shares of Series A Preferred Stock pursuant to paragraph (a) of this Section 5 and (ii) any Reorganization described under paragraph (b) of this Section 5 shall be given by publication in a newspaper of general circulation in the Borough of Manhattan not less than ten nor more than sixty days prior to the date fixed for redemption or the consummation date of such Reorganization, as the case may be, if the Series A Preferred Stock is listed on any national securities exchange or traded in the over-the-counter market; and, in any case, a similar notice shall be mailed not less than ten, but not more than sixty days prior to such applicable date, to each such holder of shares of Series A Preferred Stock, at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the redemption of shares of Series A Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Series A Preferred Stock to be redeemed, not more than sixty days or less than ten days prior to the date fixed for such redemption.

          (h) Notice of any election by a holder of Series A Preferred Stock to cause the Company to redeem shares held by such holder pursuant to any of the paragraphs (b), (c), (d) or (e) of this Section 5 shall be given to the Corporation at its principal office or at such other office or agency maintained for such purpose, either in person, via telefax or by first class mail, which notice shall state the holder's name, address, his election, the number of shares subject to the election and the name or names other than that of the holder in which a certificate or certificate for shares of Series A Preferred Stock for which no election is made shall be issued. Shares of Series A Preferred shall be deemed to have been redeemed upon receipt by the Corporation of such notice. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Series A Preferred Stock in such name or names. As promptly as practicable, and in any event by the close of business on the second business day following the receipt of such notice and the surrender of such certificate or certificates and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall redeem such shares of Series A Preferred Stock.

          (i) Notice having been given pursuant to paragraphs (g) or (h) of this
     Section 5, from and after the date specified therein as the date of redemption, unless default shall be made by the Corporation in providing moneys for the payment of the redemption price therefor to such notice, all dividends on the Series A Preferred Stock thereby redeemed shall cease to accrue, and from and after the date of redemption so specified, unless default shall be made by the Corporation as aforesaid, or from and after the date (prior to the date of redemption so specified) on which the Corporation shall provide the moneys for the payment of the redemption price by depositing the amount thereof with a bank or trust company doing business in the Borough of Manhattan, The City of New York, and having a capital and surplus of at least $100,000,000, provided that in the case of paragraph (g) the notice of redemption shall state the intention of the Corporation to deposit such amount on a date in such notice specified, all rights of the holders thereof as stockholders of the Corporation, except the right to receive the redemption price (but without interest), shall cease and determine. Any interest allowed on moneys so deposited shall be paid to the Corporation. Any moneys so deposited which shall remain unclaimed by the holders of such shares of Series A Preferred Stock at the end of one year after the redemption date shall become the property of, and be paid by such bank or trust company to, the Corporation.

          Section 6. Reacquired Shares. Any shares of Series A Preferred Stock converted, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, $1.00 par value per share, of the Corporation and may be reissued as part of another series of Preferred Stock, $1.00 par value per share, of the Corporation subject to the conditions or restrictions on issuance set forth herein.

          Section 7. Liquidation, Dissolution or Winding Up.

               (a) Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (i) to the holders of shares of Junior Stock, unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100.00 per share, plus an amount per share equal to all accrued but unpaid dividends thereon, whether or not declared, to the date of such payment or (ii) to the holders of shares of Parity Stock, except distributions made ratably on the Series A Preferred Stock and all such Parity Stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

               (b) Neither the consolidation, merger or other business combination of the Corporation with or into any other Person or Persons nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation (including, without limitation, a Reorganization) shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

          Section 8. Conversion. Each share of Series A Preferred Stock may, at the option of the holder thereof, be converted into shares of Common Stock on the terms and conditions set forth in this Section 8 at any time after the earliest to occur of: (x) September 30, 1988; (y) the consummation of any Reorganization; or (z) the date upon which a Solicitation/Recommendation Statement on Schedule 14D-9 is filed pursuant to the Securities Exchange Act of 1934, as amended, or any successor report (the "Schedule 14D-9") if the Board of Directors of the Corporation either recommends acceptance or expresses no opinion and remains neutral in its position with respect to any tender or exchange offer for shares of Common Stock or the latest date upon which the
Schedule 14D-9 is required to be filed if no Schedule 14D-9 is timely filed.

               (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series A Preferred Stock shall be convertible in the manner hereinafter set forth into 3.076923 fully paid and nonassessable shares of Common Stock.

               (b) The number of shares of Common Stock into which each share of Series A Preferred Stock is convertible, and the number of votes to which the holder of a share of Series A Preferred Stock is entitled pursuant to paragraph (a) of
     Section 3, shall be subject to adjustment from time to time as follows:

               (i) In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such case.

                    (A) the number of shares of Common Stock into which each
               share of Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock which the holder of a share of Series A Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

                    (B) the number of votes to which a holder of a share of
               Series A Preferred Stock is entitled pursuant to paragraph (a) of
               Section 3 shall be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to paragraph (a) of Section 3 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such happening; and

                    (C) an adjustment made pursuant to this clause (i) shall
               become effective (x) in the case of any such dividend or distribution, (1) immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, for purposes of subclause (A), and (2) immediately after the close of business on the date of payment of such dividend or distribution, or the date of effectiveness of such subdivision or reclassification, for purposes of subclause (B), or (y) in the case of any such subdivision, reclassification or combination, at the close of business on the day upon which such corporate action becomes effective, for purposes of both subclause (A) and subclause (B).

               (ii) In case the Corporation shall issue rights or warrants to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then, and in each such case,

                    (A) the number of shares of Common Stock into which each
               share of Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying the number of shares of Common Stock into which such share was convertible on the day immediately prior to such record date by a fraction, (I) the numerator of which is the sum of (1) the number of shares of Common Stock outstanding on such record date and (2) the number of additional shares of Common Stock which such rights or warrant entitle holders of Common Stock to subscribe for or purchase ("Offered Shares"), and (II) the denominator of which is the sum of (1) the number of shares of Common Stock outstanding on the record date and (2) a fraction, (x) the numerator of which is the product of the number of Offered Shares multiplied by the subscription or purchase price of the Offered Shares and (y) the denominator of which is the Current Market Price per share of Common Stock on such record date;

                    (B) the number of votes to which a holder of a share of
               Series A Preferred Stock is entitled pursuant to paragraph (a) of
               Section 3 shall be adjusted so that, after the happening of any of the events described in this subparagraph (ii) above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to paragraph (a) of Section 3 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such happening; and

                    (C) such adjustment shall become effective immediately after such record date, for purposes of clause (A), and immediately after the date of such issuance, for purposes of clause (B).

               (iii) In case the Corporation shall at any time or from time to time declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of stock or other securities or property or rights or warrants to subscribe for securities of the Corporation or any of its Subsidiaries by way of dividend) on its Common Stock, other than (A) regular quarterly dividends payable in cash, (B) shares of Common Stock which are referred to in subparagraph (i) of this paragraph (b), or (C) rights or warrants which are referred to in subparagraph (ii) of this paragraph (b), then, and in each such case, the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying (1) the number of shares of Common Stock into which such share was convertible on the day immediately prior to the record date fixed for the determination of stockholders entitled to receive such dividend or distribution by (2) a fraction, the numerator of which shall be the Current Market Price per share of Common Stock as of such record date, and the denominator of which shall be such Current Market Price per share of Common Stock less the Fair Market Value per share of Common Stock (as determined in good faith by the Board of Directors of the Corporation, a certified resolution with respect to which shall be mailed to each holder of shares of Series A Preferred Stock) of such dividend or distribution; provided, however, that in the event of a distribution of shares of capital stock of a Subsidiary of the Corporation (a "Spin-Off") made to holders of shares of Common Stock, the numerator of such fraction shall be the sum of the Current Market Price per share of Common Stock as of the 35th Trading Day after the effective date of such Spin-Off and the Current Market Price of the number of shares (or the fraction of a share) of capital stock of the Subsidiary which is distributed in such Spin-Off in respect of one share of Common Stock as of such both Trading Day and the denominator of which shall be the Current Market Price per share of Common Stock as of such 35th Trading Day. An adjustment made pursuant to this clause (iii) shall be made upon the opening of business on the next Business Day following the date on which any such dividend or distribution is made and shall be effective retroactively immediately after the close of business on the record date fixed for the determination of stockholders entitled to receive such dividend or distribution; provided, however, if the proviso to the preceding sentence applies, then such adjustment shall be made and be effective as of such 35th Trading Day after the effective date of such Spin-Off.

     For purposes of determining a conversion adjustment required by this paragraph (b) only, the shares of Series A Preferred Stock shall be deemed to be convertible, although they may not at the time of such determination be convertible pursuant to clauses (x), (y) or (z) of the first sentence of this Section 8.

               (c) In case of the consolidation or merger of the Corporation with another corporation, each share of Series A Preferred Stock shall thereafter be converted into and become, without any action on the part of the holder thereof, the number of shares of stock or other securities or cash or other property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock into which such share was convertible immediately prior to such merger or consolidation.

               (d) If any adjustment in the number of shares of Common Stock into which each share of Series A Preferred Stock may be converted required pursuant to this Section 8 would result in an increase or decrease of less than 1% in the number of shares of Common Stock into which each share of Series A Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of Series A Preferred Stock is then convertible.

               (e) The Board of Director may increase the number of shares of Common Stock into which each share of Securities A Preferred Stock may be converted, in addition to the adjustments required by this Section 8, as shall be determined by it (as evidenced by a resolution of the Board of Directors) to be advisable in order to avoid or diminish any income deemed to be received by any holder for federal income tax purposes of shares of Common Stock or Series A Preferred Stock resulting from any events or occurrences given rise to adjustments pursuant to this Section 8 or from any other similar event.

               (f) The holder of any shares of Series A Preferred Stock may exercise his right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series A Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 8 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock (or other securities) in such name or names. Other than such taxes, the Corporation will pay any and all transfer and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series A Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have been paid), the Corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series A Preferred Stock so converted shall be entitled and (ii) if less than the full number of shares of Series A Preferred Stock evidenced by the surrendered certificate or certificates are being converted, a new certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates less the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of Series A Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

               (g) Subject to the limitations on conversion set forth in the first sentence of Section 8 hereof, shares of Series A Preferred Stock may be converted at any time up to the close of business on the second Business Day preceding the date fixed for redemption of such shares pursuant to Section 5 hereof.

               (h) Upon conversion of any shares of Series A Preferred Stock, the holder thereof shall be entitled to receive in cash any accumulated, accrued or unpaid dividends in respect of the shares so converted.

               (i) In connection with the conversion of any shares of Series A Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the Current Market Price per share of Common Stock on the day on which such shares of Series A Preferred Stock are deemed to have been converted.

               (j) The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series A Preferred Stock. The Corporation shall from time to time, subject to and in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series A Preferred Stock.

          Section 9. Reports as to Adjustments. Whenever the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible and the number of votes per share of Series A Preferred Stock accorded a holder thereof is adjusted as provided in Section 8 hereof, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series A Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series A Preferred Stock are convertible and/or the number of votes per share they are accorded has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series A Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

          Section 10. Definitions. For the purposes of the Certificate of Designation of Series A Increasing Rate Perpetual Convertible Cumulative Preferred Stock which embodies this resolution:

               "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified person.

               "Associate", when used to indicate a relationship with any Person, means (A) any corporation or organization of which such person is an officer or partner or is, directly or indirectly, the Beneficial owner of ten percent or more of any class of voting stock, (B) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar fiduciary capacity, and (C) any relative or spouse of such person, or any relative of such spouse, who has the same home as such Person.

          "Beneficial Owner", when used with respect to any shares of stock means a Person:

          (A) that, individually or with or through any of its affiliates or associates, beneficially owns such stock, directly or indirectly; or

          (B) that, individually or with or through any of its affiliates or associates, has (i) the right to acquire such stock (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding (whether or not in writing), or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise; provided, however, that a person shall not be deemed the Beneficial Owner of stock tendered pursuant to a tender or exchange offer made by such person or any of such person's Affiliates or Associates until such tendered stock is accepted for purchase or exchange; or (ii) the right to vote such stock pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a person shall not be deemed the Beneficial Owner of any stock if the agreement, arrangement or understanding to vote such stock (X) arises solely from a revocable proxy or consent given in response to a proxy or consent solicitation made in accordance with the applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (Y) is not then reportable by such person on a Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (C) that has any agreement, arrangement or understanding (whether or not in writing), for the purpose of acquiring, holding, voting (except voting pursuant to a revocable proxy or consent as described in clause (ii) of subparagraph (B) of this paragraph), or disposing of such stock with any other person that beneficially owns, or whose affiliates or associates beneficially own, directly or indirectly, such stock.

          "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Closing Price" per share of Common Stock on any date shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National

Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly held or so listed or publicly traded, "Closing Price" shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

          "Current Market Price" per share of Common Stock on any date shall be deemed to be the Closing Price per share of Common Stock on the Trading Day immediately prior to such date.

          "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction, neither being under any compulsion to sell.

          "Person" shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

          "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          "Voting Stock" means the outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors.

          IN WITNESS WHEREOF, the Company has caused this Certificate of Designations of Series A Increasing Rate Perpetual Convertible Cumulative Preferred Stock to be duly executed by its Chairman and attested to by its Secretary and has caused its corporate seal to be affixed hereto, this 29th day of September, 1987.



                                          WALBRO CORPORATION



                                          By:  /s/  Lambert E. Althaver
                                             ------------------------
                                             Lambert E. Althaver
                                             Chairman



ATTEST:

/s/  Forrest Walpole
----------------------------
Forrest Walpole
Secretary

                          CERTIFICATE OF DESIGNATIONS

                                       OF

               SERIES B 8% CUMULATIVE CONVERTIBLE PREFERRED STOCK

                               WALBRO CORPORATION


     Pursuant to Section 151 of the General Corporation Law of the State of Delaware.

     Walbro Corporation, a Delaware corporation (the "Corporation"), certifies that pursuant to the authority contained in its Restated Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors has adopted the following resolution, creating a series of its Preferred Stock, $1.00 par value per shares, designated as Series B 8% Cumulative Convertible Preferred Stock:

     RESOLVED, that a Series of the class of authorized Preferred Stock, $1.00 par value per share, of the Corporation (the "Preferred Stock") be hereby created, and that the designation and amount hereof and the voting powers, preferences and relative, participating, optional and other special right of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

     SECTION 1. DESIGNATION AND AMOUNT. The shares of such series shall be designated as the "Series B 8% Cumulative Convertible Preferred Stock" (the "Series B Preferred Stock") and the number of shares constituting such series shall be 50,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series B Preferred Stock. Certain capitalized terms used herein are defined in
Section 13 hereof.

     SECTION 2. DIVIDENDS AND DISTRIBUTIONS

     (a) 8% Preferred Dividend. When and as declared by the Corporation's Board of Directors and to the extent permitted by the General Corporation Law of the State of Delaware, the Corporation will pay preferential dividends to the holders of the Series B Preferred Stock as provided in this Section 2(a). Except as otherwise provided herein, dividends on each share of Series B Preferred Stock will accrue cumulatively at the rate of 8% per annum of the initial $100 of the Liquidation Value thereof, from and including the date of issuance of such share of Series B Preferred Stock to and including the date on which the Liquidation Value of such share of Series B Preferred Stock is paid or such share is redeemed or converted in accordance with the provisions hereof (the "8% Preferred Dividends"). Such dividend will accrue whether or not it has been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of the 8% Preferred Dividends. The date on which the Corporation initially issues any shares of Series B Preferred Stock will be deemed to the "date of issuance" regardless of the number of times transfer of such share is made on the stock transfer books maintained by or for the Corporation and regardless of the number of certificates which may be issues to evidence such share. The 8% Preferred Dividend shall be paid annually, commencing on January 4, 1989. The 8% Preferred Dividends are to be paid in preference to the holders of shares of Common Stock, $0.50 par value per share (the "Common Stock"), of the Corporation and of any other Junior Securities as to payment of dividends.

          (i) The 8% Preferred Dividends shall begin to accrue on a daily basis and be cumulative from the date of issuance of the Series B Preferred Stock. The amount of 8% Preferred Dividends so payable shall be determined on the basis of twelve 30-day months and a 360-day year for the actual number of days elapsed. Accrued but unpaid 8% Preferred Dividends shall not bear interest. 8% Preferred Dividends paid in an amount less than the total amount of such dividends at the time accrued and payable on such shares of Series B Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares of Series B Preferred Stock at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series B Preferred Stock entitled to receive payment of the 8% Preferred Dividend declared thereon, which record date shall be no more than 60 days prior to the date fixed for the payment thereof.

     (b) Common Stock Participating Dividend. In addition to the 8% Preferred Dividend payable on the shares of Series B Preferred Stock, if the Corporation pays any dividends or makes any other distributions with respect to its Common Stock, the Corporation shall pay at such time (the "Dividend Reference Date") to each holder of Series B Preferred Stock the dividends or other distributions which such holder would have been entitled to receive had such holder converted all of the shares of Series B Preferred Stock held by him into Common Stock immediately prior to the date as of which the holders of the Common Stock of record entitled to such dividends or other distributions were determined (a "Participating Dividend"). Participating Dividends paid in an amount less than the total amount of such dividends at the time accrued and payable on such shares of Participating Preferred Stock shall be allocated pro rata on a share-by-share basis among all such shares of Participating Preferred Stock at the time outstanding. Any Participating Dividends not paid with respect to a share of Series B Preferred Stock on any Dividend Reference Date or thereafter will be added to such share's Liquidation Value.

          SECTION 3. LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, the holders of the Series B Preferred Stock will be entitled to be paid, before any distribution or payment is made upon any Junior Securities, but after any distribution or payment is made upon the Corporation's Series A Preferred Stock (as hereinafter defined in Section 8), an amount in cash equal to the aggregate Liquidation Value of all shares outstanding and the holders of the Series B Preferred Stock will not be entitled to any further payment. If upon any such liquidation, dissolution or winding up of the Corporation, the Corporation's assets to be distributed among the holders of the Series B Preferred Stock are insufficient to permit payment to such holders of the aggregate amount which they are entitled to be paid, then the entire assets to be distributed will be distributed ratably among such holders and the holders of Parity Securities based upon the aggregate Liquidation Value of the Series B Preferred Stock and the Party Securities held by each such holder. The Corporation will mail written notice of such liquidation, dissolution or winding up, not less than 60 days prior to the payment date stated therein, to each record holder of Series B Preferred Stock. Neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets, nor the reduction of the capital stock of the Corporation, will be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section 3.

     SECTION 4. VOTING RIGHTS. The holders of the Series B Preferred Stock shall initially be entitled to four (4) votes per share of Series B Preferred Stock, subject to adjustment in the manner set forth in Section 6(b). Except as otherwise provided herein, or by the Corporation's Restated Certificate of Incorporation, or By-laws, the shares of Series B Preferred Stock and the shares of Common Stock (and any other shares of capital stock of the Corporation at the time entitled thereto) shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

     SECTION 5. REDEMPTION.

     (a) Redemption at the Option of Holder. The holders of any shares of Series B Preferred Stock shall have the right to have the Corporation redeem all, but not less than all of the shares of Series B Preferred Stock then owned by such holder (unless previously redeemed or converted in accordance with the terms hereof), at any one time from and after January 4, 1993 but not later than January 31, 1993 (the "Put Date") at a redemption price per share equal to the Liquidation Value.

          (i) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Put Date are insufficient to redeem the total number of such shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of shares of Series B Preferred Stock ratably among the holders of such shares to be redeemed based upon the aggregate Liquidation Value of such shares hold by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of such shares which the Corporation has become obligated to redeem on the Put Date but which it has not redeemed.

          (ii) Notice of any election of a holder of shares of Series B Preferred Stock to cause the Corporation to redeem shares held by such holder pursuant to this Section 5(a) (the "Put Notice") shall be given to the Corporation not less than thirty (30) days nor more than forty-five
     (45) days prior to the Put Date set forth in the Put Notice, at the Corporation, principal office or at such other office agency maintained for such purpose, either in person, by telefax, telecopier or by first class mail. The Put Notice shall state the holder's name, address, his election, the number of shares subject to the election (which shall be not less than the total number of shares then held by such holder) and the Put Date.

          (iii) Upon surrender of the certificates for any shares of Series B Preferred Stock to be redeemed in accordance with the Put Notice (properly endorsed or assigned for transfer, if the Corporation's Board of Directors shall so require), and in any event not later than two business days following the Put Date, such shares shall be redeemed by the Corporation at the redemption price aforesaid.

     (b) Redemption at the Option of the Corporation. The Corporation shall have the right, at its election, to redeem all or any of the shares of Series B Preferred Stock then outstanding (unless previously redeemed or converted in accordance with the terms hereof), from and after January 4, 1993 but not later than January 31, 1993 (the "Call Date") at a redemption price equal to the Liquidation Value for each share of Series B Preferred Stock to be redeemed.

          (i) If the Corporation elects to redeem only a part of the outstanding shares of Series B Preferred Stock on the Call Date, the number of such shares to be redeemed from each holder thereof shall be determined by multiplying the total number of shares to be redeemed by a fraction, the numerator of which shall be the total shares held by said holder and the denominator of which shall be the total number of shares of Series B Preferred Stock then outstanding.

          (ii) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on the Call Date are insufficient to redeem the total number of shares to be redeemed on such date, those funds which are legally available will be used to redeem the maximum possible number of shares ratably among the holders of the shares of Series B Preferred Stock to be redeemed based upon the aggregate Liquidation Value of such shares hold by each such holder. At any time thereafter when additional funds of the Corporation are legally available for the redemption of shares of Series B Preferred Stock, such funds will immediately be used to redeem the balance of the shares of Series B Preferred Stock which the Corporation has become obligated to redeem on the Call Date but which it has not redeemed.

          (iii) Notice of any election by the Corporation to redeem all or a portion of the outstanding shares of Series B Preferred Stock pursuant to this Section 5(b) (the "Call Notice") shall be given to all holders of record of the shares of Series B Preferred Stock not lose than thirty (30) nor more than forty-five (45) days prior to the Call Date set forth in the Call Notice at the addresses set forth in the stock transfer records maintained by or for the Corporation. The Call Notice shall be delivered in person or by telefax or by first class mail, and shall state the holder's name, address, the Corporation's election and the number of shares of Series B Preferred Stock subject to the election. Upon communication of any Call Notice the Corporation will become obligated to redeem the total number of shares of Series B Preferred Stock specified in the Call Notice on the Call Date.

          (iv) Upon surrender of the certificates for any shares of Series B Preferred Stock to be redeemed in accordance with the Call Notice (properly endorsed or assigned for transfer, if the Corporation's Board of Directors shall so require), such shares shall be redeemed by the Corporation at the redemption price aforesaid. In case fewer than the total number of shares of Series B Preferred Stock represented by any certificate are redeemed, a new certificate representing the number of unredeemed shares will be issued to the holder thereof without cost to such holder within three business days after surrender of the certificate representing the redeemed shares.

     (c) Dividends after Put Date or Call Date. Any share of Series B Preferred Stock which is redeemed pursuant to the provisions of subsection (a) or (b) of this Section 5 shall not be entitled to accrue any dividend on or after the Put Date or the Call Date, as the case may be, provided that the Corporation shall pay the redemption price for any such share so redeemed. At the time any share of Series B Preferred Stock is redeemed pursuant to this Section 5, the rights of any holders of such shares so redeemed shall cease, except for the right to receive the redemption price therefor.

     (d) Status of Redeemed Shares. Any shares of Series B Preferred Stock which are redeemed or otherwise acquired by the Corporation shall be cancelled and, upon cancellation, shall become authorized but unissued shares of Preferred Stock of the Corporation and may be reissued an part of another series of Preferred Stock.

     SECTION 6. CONVERSION. Each share of Series B Preferred Stock may, at the option of the holder thereof, be converted into shares of Common Stock on the terms and conditions set forth in this Section 6 at any time after the date of issuance and before the close of business on the second business day preceding the Put Date or the Call Date.

     a) Conversion Ratio. Subject to the provisions for Adjustment hereinafter set forth, each share of Series B Preferred Stock shall be convertible in the manner hereinafter set forth into four (4) fully paid and nonassessable shares of Common Stock.

     b) Adjustments. The number of shares of Common Stock into which each share of Series B Preferred Stock is convertible, and the number of votes to which the holder of a share of Series B Preferred Stock is entitled pursuant to Section 4, shall be subject to adjustment from time to time as follows:

          (i) In case the Corporation shall at any time or from time to time declare a dividend, or make a distribution, on the outstanding shares of Common Stock in shares of Common Stock or subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares or combine or reclassify the outstanding shares of Common Stock into a smaller number of shares of Common Stock into a smaller number of shares of Common Stock, then, and in each such case,

               (A) the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock which the holder of a share of Series B Preferred Stock would have been entitled to receive after the happening of any of the events described above had such share been converted immediately prior to the happening of such event or the record date therefor, whichever is earlier; and

               (B) the number of votes to which a holder of a share of Series B Preferred Stock is entitled pursuant to Section 4 shall be adjusted so that, after the happening of any of the events described above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to Section 4 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which is the number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately prior to such happening; and

               (C) an adjustment made pursuant to this clause (i) shall become effective (x) in the case of any such dividend or distribution, (1) immediately after the close of business on the record date for the determination of holders of shares of Common Stock entitled to receive such dividend or distribution, for purposes of subclause (A), and (2) immediately after the close of business on the date of payment of such dividend or distribution, or the date of effectiveness of such subdivision or reclassification, for purposes of subclause (B), or (y) in the case of any such subdivision, reclassification or combination, at the close business on the day upon which such corporate action becomes effective, for purposes of both subclause (A) and subclause
          (B).

          (ii) In case the Corporation shall issue rights or warrants to subscribe for or purchase Common Stock at a price per share less than the Current Market Price per share of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then, and in each such case,

               (A) the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible shall be adjusted so that the holder of each share thereof shall be entitled to receive, upon the conversion thereof, the number of shares of Common Stock determined by multiplying the number of shares of Common Stock into which such share was convertible on the day immediately prior to such record date by a fraction, (I) the numerator of which is the sum of (1) the number of shares of Common Stock outstanding on such record date and (2) the number of additional shares of Common Stock which such rights of warrant entitle holders of Common Stock to subscribe for or purchase ("Offered Shares"), and (II) the denominator of which is the sum of
          (1) the number of Shares of Common Stock outstanding on the record date and (2) a fraction, (x) the numerator of which is the product of the number of Offered Shares multiplied by the subscription or purchase price of the Offered Shares and (y) the denominator of which is the Current Market Price per share of Common Stock on such record date;

               (B) the number of votes to which a holder of a share of Series B Preferred Stock is entitled pursuant to Section 4 shall be adjusted so that, after the happening of any of the events described in this subparagraph (ii) above, such holder shall be entitled to a number of votes equal to (I) the number of votes to which such holder was entitled pursuant to Section 4 immediately prior to such happening multiplied by (II) a fraction, the numerator of which is the number of shares of Common Stock into which one share of Series B Preferred Stock was convertible immediately after such happening and the denominator of which is the number of shares of Common Stock into which one share of Series A Preferred Stock was convertible immediately prior to such happening; and

               (C) such adjustment shall become effective immediately after such record date, for purposes of clause (A), and immediately after the date of such issuance, for purposes of clause (B).

          (iii) If the Corporation declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Corporation will pay to the holders of Series B Preferred Stock at the time of payment thereof the Liquidating Dividends which would have been paid on the Common Stock had such Series B Preferred been converted immediately prior to the date on which a record is taken for such Liquidating Dividend, or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

     (c) Organic Change. Any capital reorganization, reclassification, consolidation, merger or sale of all or substantially all of the Corporation's assets to another Person which is effected in such a way that holders of Common Stock or entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change the Corporation will appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that each of the holders of Series B Preferred Stock will thereafter have the right to acquire and receive, in lieu of or in addition to the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Series B Preferred Stock, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if such holder had converted his Series B Preferred Stock immediately prior to such organic Change. In any such case, the Corporation will stake appropriate provisions (in form and substance satisfactory to the holders of a majority of the Series B Preferred Stock then outstanding) to insure that the provisions of this Section 5 will thereafter be applicable to the Series B Preferred Stock. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from consolidation or merger or the corporation purchasing such assets assume by written instrument (in form reasonably satisfactory to the holders of a majority of the

Series B Preferred Stock then outstanding), the obligation to deliver to each such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

     (d) DeMinimis Adjustments. If any adjustment in the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted required pursuant to this Section 6 would result in an increase or decrease of less than 1% in the number of shares of common Stock into which each share of Series B Preferred Stock is then convertible, the amount of any such adjustment shall be carried forward and adjustment with respect thereto shall be made at the time of and together with any subsequent. adjustment, which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least 1% of the number of shares of Common Stock into which each share of Series B Preferred Stock is then convertible.

     (e) Procedure for Conversion. The holder of any shares of Series B Preferred stock may exercise his right to convert such shares into shares of Common Stock by surrendering for such purpose to the Corporation, at its principal office or at such other office or agency maintained by the Corporation for that purpose, a certificate or certificates representing the shares of Series B Preferred Stock to be converted accompanied by a written notice stating that such holder elects to convert all or a specified whole number of such shares in accordance with the provisions of this Section 6 and specifying the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such notice shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes payable upon the issuance of shares of Common Stock (or other securities) in such name or names. Other than such taxes, the corporation will pay any and all transfer and other taxes (other than taxes based on income) that may be payable in respect of any issue or delivery of shares of Common Stock on conversion of Series B Preferred Stock pursuant hereto. As promptly as practicable, and in any event within five business days after the surrender of such certificate or certificates and the receipt of such notice relating thereto and, if applicable, payment of all transfer taxes (or the demonstration to the satisfaction of the Corporation that such taxes have bean paid), the corporation shall deliver or cause to be delivered (i) certificates representing the number of validly issued, fully paid and nonassessable full shares of Common Stock to which the holder of shares of Series B Preferred Stock so converted shall be entitled and (ii) if less than the full n r of shares of Series B Preferred Stock evidenced by the surrendered certificate or certificates, of like tenor, for the number of shares evidenced by such surrendered certificate or certificates lose the number of shares converted. Such conversion shall be deemed to have been made at the close of business on the date of giving of such notice and of such surrender of the certificate or certificates representing the shares of Series B Preferred Stock to be converted so that the rights of the holder thereof as to the shares being converted shall cease except for the right to receive shares of Common Stock in accordance herewith, and the person entitled to receive the shares of Common Stock shall be treated for all purposes as having become the record holder of such shares of Common Stock at such time.

     (f) Status of Converted Shares. Any shares of Series B Preferred Stock which are converted or otherwise acquired by the Corporation shall be cancelled, and, upon cancellation, shall become authorized but unissued shares of Preferred Stock of the Corporation and may be reissued as part of another series of Preferred Stock.

     (g) Accrued Dividends. Upon conversion of any shares of Series B Preferred Stock, the holder thereof shall be entitled to receive in cash any accumulated, accrued or unpaid dividends in respect of the shares so converted.

     (h) No Fractional Shares. In connection with the conversion of any shares of Series B Preferred Stock, no fractions of shares of Common Stock shall be issued, but in lieu thereof the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to such fractional interest multiplied by the current Market Price per share of Common Stock on the day on which such shares of Series B Preferred Stock are deemed to have been converted.

     (i) Reservation of Shares of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Series B Preferred Stock, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series B Preferred Stock. The Corporation shall from time to time, subject to and in accordance with the laws of Delaware, increase the authorized amount of Common Stock if at any time the number of authorized shares of Common Stock remaining unissued shall not be sufficient to permit the conversion at such time of all then outstanding shares of Series B Preferred Stock.

     SECTION 7. REPORTS AS TO ADJUSTMENTS. Whenever the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible and the number of votes per share of Series B Preferred Stock accorded a holder thereof is adjusted as provided in Section 6 hereof, the Corporation shall promptly mail to the holders of record of the outstanding shares of Series B Preferred Stock at their respective addresses as the same shall appear in the Corporation's stock records a notice stating that the number of shares of Common Stock into which the shares of Series B Preferred Stock are convertible and/or the number of votes per share they are accorded has been adjusted and setting forth the new number of shares of Common Stock (or describing the new stock, securities, cash or other property) into which each share of Series B Preferred Stock is convertible as a result of such adjustment, a brief statement of the facts requiring such adjustment and the computation thereof, and when such adjustment became effective.

     SECTION 8. RANKING. The shares of series B Preferred Stock shall be superior, as to the payment of dividends and distributions of whatever kind including, without limitation distributions payable upon the dissolution, liquidation and winding up of the Corporation, to all Junior Securities. The shares of Series B Preferred Stock shall rank pari passu, as to the payment of all such dividends and distributions, with the shares of the Corporation's Parity Securities. The shares of the Series B Preferred Stock shall be inferior, as to the payment of such dividends and distributions, to the shares of the Corporation's Series A Increasing Rate

Perpetual Convertible Cumulative Preferred Stock (the "Series A Preferred Stock"), except to the extent that the Certificate of Designations respecting said Series A Preferred Stock may be amended from and after the date hereof.

     SECTION 9. REGISTRATION OF TRANSFER. The Corporation will keep at its principal office a register for the registration of Series B Preferred Stock. Upon the surrender of any certificate representing Series B Preferred Stock at such place, the Corporation will, at the request of the record holder of such certificate, execute and deliver (at the Corporation's expense) a new certificate or certificates in exchange therefor representing in the aggregate the number of shares represented by the surrender certificate. Each such new certificate will be registered in such name and will represent such number of shares as is requested by the holder of the surrendered certificate and will be substantially identical in form to the surrendered certificate, and dividends will accrue on the Series B Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such Series B Preferred Stock represented by the surrender certificate.

     SECTION 10. REPLACEMENT. Upon receipt of the evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series B Preferred Stock, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation, or, in the case of any such mutilation upon surrender of such certificate, the Corporation will (at its expense) execute and deliver in lieu of such certificate of new certificate of like kind representing the number of shares represented by such loss, stolen, or destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate, and dividends will accrue on the Series B Preferred Stock represented by such new certificate from the date to which dividends have been fully paid on such lost, stolen, destroyed or mutilated certificate.

     SECTION 11. AMENDMENT. No amendment, modification or waiver will be binding or effective with respect to any provision of this Designation of Series B Preferred Stock without the prior written consent of the holders of at least majority of the then outstanding shares of Series B Preferred Stock.

     SECTION 12. NOTICE. Except as otherwise expressly provided, all notices referred to herein will be in writing and will be delivered by registered or certified mail, return receipt requested, postage prepaid and will be deemed to have been given when so mailed (i) to the Corporation at its principal executive offices and (ii) to any stockholder, at such holder's address as it appears in the stock records of the Corporation (unless otherwise indicated by any such holder).

     SECTION 13. DEFINITIONS. For the purposes of the Certificate of Designation of Series B 8% Cumulative Convertible Preferred Stock which embodies this resolution:

     "Affiliate" means any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, through the ownership of voting securities, by contract or otherwise, and the term "controlled" has a correlative meaning.

     "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     "Closing Price" per share of Common Stock or any date shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Common Stock in not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the last quoted sale price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use, or, if on any such date the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors. If the Common Stock is not publicly hold or so listed or publicly traded, "Closing Price" shall mean the Fair Market Value per share as determined in good faith by the Board of Directors of the Corporation.

     "Current Market Price" per share of Common Stock on any date shall be deemed to be the Closing Price per share of Common Stock on the Trading Date immediately prior to such date.

     "Fair Market Value" means the amount which a willing buyer would pay a willing seller in an arm's-length transaction, neither being under any compulsion to sell.

     "Junior Securities" means any of the corporation's equity securities other than the Series A Preferred and the Parity Securities.

     "Liquidation Value" means the amount of $100 per share of Series B Preferred Stock plus any accrued but unpaid 8% Preferred Dividends and Participating Dividends which remain unpaid as of a Dividend Reference Date and not thereafter paid. In the event of any liquidation, dissolution or winding up of the Corporation or the redemption of shares of Series B Preferred Stock pursuant to the provisions of Section 5 hereof, unpaid dividends on such shares will be added to the Liquidation Value of such share on the payment date in any liquidation, dissolution or winding up or on the Put Date or the Call Date, as the case may be, accrued up to the close of business on such payment date, Put Date or Call Date.

     "Parity Securities" means the Corporation's Series "C" Non-Voting Participating Cumulative Convertible Preferred Stock, which shall be pari passu with the Series B Preferred Stock as to dividends and distributions made upon dissolution, liquidation and winding up of the Corporation and any other securities which are expressly made Parity Securities with the Corporation's Series B Preferred Stock.

     "Person" shall mean any individual partnership, joint venture, firm, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof or other entity, and shall include any successor (by merger or otherwise) of such entity.

     "Subsidiary" of any Person means any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

     "Trading Day" means a day on which the principal national securities exchange on which the Common Stock is listed or admitted to trading is open for the transaction of business or, if the Common Stock is not listed or admitted to trading on any national securities exchange, any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series B 8% Cumulative Convertible Preferred Stock to be duly executed by its Chairman and attested to by its Secretary this 24th day of December, 1987.



                                     WALBRO CORPORATION


                                     By:  /s/  Lambert E. Althaver
                                          ------------------------
                                          Chairman



ATTEST:

/s/  Forrest Walpole
------------------------
Secretary